MERRILL LYNCH INVESTOR CHOICE ANNUITY® (INVESTOR SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement Dated October 13, 2017

to the

Prospectus dated May 1, 2014

MERRILL LYNCH INVESTOR CHOICE ANNUITY® (INVESTOR SERIES)

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

Supplement Dated October 13, 2017

to the

Prospectus dated May 1, 2014

Effective on or about October 31, 2017 (the “Liquidation Date”), due to the liquidation of its underlying portfolio listed below (the “Portfolio”), the BlackRock Global Opportunities V.I. Fund subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Advisors, LLC

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccount to another subaccount. This transfer will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the BlackRock Government Money Market V.I. Fund (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the BlackRock Government Money Market V.I. Fund subaccount (the “Money Market Subaccount”).

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity® (Investor Series) dated May 1, 2014